Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094

Leuthold Funds, Inc.

May 16, 2011

Supplement to the Prospectus
dated January 31, 2011

Re-Opening of Leuthold Core Investment Fund and Leuthold Select Industries Fund

The Board of Directors of the Leuthold Funds has voted to re-open the Leuthold Core Investment Fund and the Leuthold Select Industries Fund to all investors, effective as of May 16, 2011.  All references to the Leuthold Core Investment Fund and the Leuthold Select Industries Fund being closed to new investors are hereby deleted from the Prospectus effective as of May 16, 2011.  Specifically, the Section “Purchasing Shares – Eligible Purchases” beginning on page 46 of the Prospectus is deleted in its entirety.

Reduced Management Fee for Leuthold Global Fund

The Board of Directors of the Leuthold Funds and Leuthold Weeden Capital Management, the investment adviser to the Leuthold Global Fund, have agreed to reduce the Fund’s annual investment advisory fee from 1.25% to 1.10%.  Accordingly, effective May 16, 2011, the table entitled “Annual Fund Operating Expenses” and the corresponding expense example found under the heading “Fund Fees and Expenses” in the “Summary Information” section of the Prospectus have been restated to reflect the new management fee, as follows:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Retail	Institutional

Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.18%	None
Other Expenses	0.50%	0.50%
Dividends on Short Positions	0.28%	0.28%
All Remaining Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.11%1	0.11%1
Total Annual Fund Operating Expenses	1.89%	1.71%

1
Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Retail	$192	$594	$1,021	$2,212
Institutional	$174	$539	$928	$2,019

Reverse Stock Split Grizzly Short Fund

The Board of Directors of the Leuthold Funds has approved a reverse stock split of the issued and outstanding shares of the Grizzly Short Fund.  Shareholders of record of the Fund on May 20, 2011 will participate in the reverse stock split.  After the close of the markets on May 20, 2011, the Fund will effect a one for four reverse split of the Fund’s issued and outstanding shares of common stock.

As a result of the reverse stock split, every four shares of the Grizzly Short Fund will be exchanged for one share of the Fund.  Accordingly, the number of the Fund’s issued and outstanding shares will decrease by 75% and the Fund’s per share net asset value (“NAV”) will increase four fold.

The shares of the Grizzly Short Fund will be offered on a split-adjusted basis on May 23, 2011.  The value of a shareholder’s investment will not be affected by the reverse stock split.  The table below illustrates the effect of a hypothetical one for four reverse split on a shareholder’s investment:

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$5	$500
Post-Split	25	$20	$500

* * *

The date of this Supplement is May 16, 2011.

Please retain this Supplement for future reference.